EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2019
Earnings per share
Schedule of Data Relating to Net Income (Loss) and Weighted Average Number of Shares
Following are data relating to the profit and the weighted average number of shares that were taken into account in computing the basic and diluted EPS:

	Year ended December 31,
	2017	2018	2019
Profit used for the computation of
basic and diluted EPS attributable to the owners of the Company (NIS in millions)	114	57	19

Weighted average number of shares used
in computation of basic EPS (in thousands)	162,733	165,979	162,831

Add - net additional shares from assumed
exercise of employee stock options and restricted
shared (in thousands)	1,804	983	777

Weighted average number of shares used in
computation of diluted EPS (in thousands)	164,537	166,962	163,608

Number of options and restricted shares not taken into
account in computation of diluted earnings per share,
because of their anti-dilutive effect (in thousands)	5,650	9,609	8,952